EXHIBIT 13

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment or amendments to the Second Amended and Restated Joint Statement on Schedule 13D dated April 23, 1996. This Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executed this Agreement this 16th day of February, 1998.

                                        TAMMS INVESTMENT COMPANY,
                                        LIMITED PARTNERSHIP

                                        By:  TAMMS MANAGEMENT
                                             CORPORATION, MANAGING
                                             GENERAL PARTNER

                                        By: /s/ Micky Arison
                                        --------------------
                                        Micky Arison, President


                                        TAMMS MANAGEMENT
                                        CORPORATION

                                        By: /s/ Micky Arison
                                        --------------------
                                        Micky Arison, President

                                        /s/ Ted Arison
                                        --------------
                                        Ted Arison


                                        SHARI ARISON IRREVOCABLE
                                        GUERNSEY TRUST, A.H.W.
                                        LIMITED, TRUSTEE

                                        By: /s/ R.J. Banfield
                                        ---------------------
                                        R.J. Banfield, Director


                                        CONTINUED TRUST FOR SHARI
                                        ARISON DORSMAN, TAF
                                        MANAGEMENT COMPANY,
                                        TRUSTEE

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary and Treasurer
                                        of Corporate Trustee


                                        TED ARISON 1994 IRREVOCABLE
                                        TRUST FOR SHARI NO. 1,
                                        CITITRUST (JERSEY) LIMITED,
                                        TRUSTEE

                                        By: /s/ Debbie Masters  /s/ Rob Vincent
                                        ---------------------------------------
                                        Debbie Masters, Director
                                        Rob Vincent, Asst. Secretary

                                        /s/ Shari Arison
                                        ----------------
                                        Shari Arison


                                        MARILYN B. ARISON IRREVOCABLE DELAWARE
                                        TRUST, TAF MANAGEMENT COMPANY,
                                        TRUSTEE

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary and Treasurer
                                        of Corporate Trustee

                                        /s/ Marilyn Arison
                                        ----------------
                                        Marilyn Arison


                                        MBA I LLC

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Executive Vice President,
                                        Secretary and Treasurer


                                        CONTINUED TRUST FOR MICKY
                                        ARISON, TAF MANAGEMENT
                                        COMPANY, TRUSTEE

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary and Treasurer
                                        of Corporate Trustee


                                        MICKY ARISON 1997 HOLDINGS
                                        TRUST, JMD DELAWARE, INC.,
                                        TRUSTEE

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary of Corporate Trustee

                                        /s/ Micky Arison
                                        ----------------
                                        Micky Arison


                                        MA 1997 HOLDINGS, INC.

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary


                                        MA 1997 HOLDINGS, L.P., MA 1997
                                        HOLDINGS, INC., GENERAL
                                        PARTNER

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary


                                        MICKY ARISON 1994 "B" TRUST,
                                        JMD DELAWARE, INC., TRUSTEE

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary of Corporate Trustee

                                        /s/ Micky Arison
                                        ----------------
                                        Micky Arison


                                        MA 1994 B SHARES, L.P., MA 1994 B
                                        SHARES, INC., GENERAL PARTNER

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary


                                        MA 1994 B SHARES, INC.

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary


                                        A.H.W. LIMITED

                                        By: /s/ R.J. Banfield
                                        ---------------------
                                        R.J. Banfield, Director


                                        /s/ Andrew H. Weinstein
                                        -----------------------
                                        Andrew H. Weinstein

                                        TAF MANAGEMENT COMPANY

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary and Treasurer


                                        KENTISH LIMITED

                                        By: /s/ Philip Scales
                                        ---------------------
                                        Philip Scales, Director


                                        JMD DELAWARE, INC.

                                        By: /s/ Denison H. Hatch, Jr.
                                        -----------------------------
                                        Denison H. Hatch, Jr.
                                        Secretary


                                        /s/ James M. Dubin
                                        ------------------
                                        James M. Dubin